NOTE 5 - Other Accounts Receivable (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Details
Other Accounts Receivable - Prepaid expenses	$ 595	$ 441
Other Accounts Receivable - Government institutions	262	226
Other Accounts Receivable - Advances to suppliers	68	15
Other Accounts Receivable - Deposits	10	13
Other Accounts Receivable - Total	$ 935	$ 695